SUBITEM 77 C1  Submission
of matters to a vote of
security holders

A Special Meeting of
Shareholders of Money
 Market Management the
 Fund a portfolio of
 Money Market Obligations
Trust the Trust was
held on March 18 2008
 The following item
 which is required
 to be reported under
the subitem
77C was voted on at
the meeting
AGENDA ITEM
To elect five Trustees1
Name

For

Withheld
Nicholas P Constantakis

61664488031

513386538
J Christopher Donahue

61693660618

484213951
R James Nicholson

61671629324

506245228
Thomas M ONeill

61688131563

489732592
James F Will

61682345729

495518426
1	The following
 Trustees continued
their terms
John F Donahue
Thomas G Bigley
John T Conroy Jr John F
Cunningham Peter E Madden
 Charles F Mansfield Jr
 John E Murray Jr
Marjorie P Smuts
and John S Walsh

The Definitive Proxy
Statement for this
Special Meeting was
 filed with the Securities
 and Exchange Commission on
January 28 2008 and is
 incorporated by reference
 File No 81105950

A Special Meeting of
Shareholders of the
Fund was held on June 2 2008
 The following item which
is required to be
reported under the
 subitem 77C was voted
on at the meeting
AGENDA ITEM
To approve or disapprove
 amending the Funds
 fundamental investment
limitation regarding
concentration of
investments
For

Against

Abstained
29509165

1155604

292273

The Definitive Proxy
 Statement for this
 Special Meeting was
filed with the Securities
and Exchange Commission on
April 15 2008 and is
incorporated by reference
 File No 81105950

SUBITEM 77 C2
 Submission of
matters to a vote
 of security holders

A Special Meeting
of Shareholders of
Liquid Cash Trust
the Fund a portfolio
 of Money Market
Obligations Trust
the
Trust was held on
April 4 2008  The
following item which
 is required to be
reported under the
subitem 77C was voted
on at the meeting
AGENDA ITEM
To approve an Agreement
 and Plan of
Reorganization between
 Government Obligations
 Fund Acquiring Fund
would
acquire all of the
assets of Liquid Cash
 Trust in exchange for
Shares of the Acquiring
 Fund
	Shares voted
affirmatively 70183847
	Shares voted
negatively 0
	Shares abstaining
4833517

The Definitive Proxy
Statement for this
Special Meeting was
filed with the Securities
and Exchange Commission on
January 11 2008 and is
incorporated by reference
 File No 81105950

SUBITEM 77 C3
 Submission of matters
to a vote of security
 holders
A Special Meeting of
Shareholders of TaxFree
Income Trustthe Fund a
portfolio of Money
Market Obligations
Trust the
Trust was held on
July 22 2008  The
following item which
is required to be
reported under the
subitem 77C was voted
on at the meeting
AGENDA ITEM
To approve the
Investment Advisory
Contract between
Passport Research
 Ltd and the Fund
Shares voted
affirmatively 1794199052
Shares voted
negatively 60641832
Shares abstaining 126517214
The Definitive Proxy
Statement for this
Special Meeting was
filed with the Securities
 and Exchange Commission
on
June 4 2008 and is
incorporated by
reference File No 81105950


SUBITEM 77 C4
 Submission of
matters to a vote
of security holders
A Special Meeting
of Shareholders of
Federated Master
Trustthe Fund a
portfolio of Money
Market Obligations
 Trust
the Trust was held
 on July 18 2008
The following item
which is required
to be reported under
the subitem 77C was
voted on at the meeting
AGENDA ITEM
To approve the proposed
revisions to the
fundamental investment
 limitations of the Fund
Shares voted
 affirmatively 147552350
Shares voted
negatively 6201538
Shares abstaining 951360
The Definitive Proxy
Statement for this
 Special Meeting
was filed with the
 Securities and
Exchange Commission
 on May
6 2008 and is
incorporated by
eference File No 81105950

SUBITEM 77 C5
Submission of
matters to a
vote of security
holders
A Special Meeting
of Shareholders of
 Prime Obligations
 Fund the Fund a
 portfolio of
 Money Market
 Obligations Trust
the Trust was held
 on July 18 2008
 The following item
 which is required
to be reported
under the subitem
77C was
voted on at the meeting
AGENDA ITEM
To approve the
 Investment Advisory
 Contract between
Passport Research
Ltd and the Fund
Shares voted
affirmatively 13944486180
Shares voted
negatively 947474339
Shares abstaining 248840274
The Definitive Proxy
Statement for this
 Special Meeting was
 filed with the
Securities and Exchange
 Commission on May
6 2008 2008 and is
incorporated by
reference File No 81105950